QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
ASK JEEVES, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(6)	Amount Previously Paid:
	(7)	Form, Schedule or Registration Statement No.:
	(8)	Filing Party:
	(9)	Date Filed:

ASK JEEVES, INC.
5858 Horton Street, Suite 350
Emeryville, California 94608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2001

To the Stockholders of ASK JEEVES, INC.:

    Notice Is Hereby Given that the Annual Meeting of Stockholders of Ask Jeeves, Inc., a Delaware corporation ("Ask Jeeves" or the "Company"), will be held on May 30, 2001 at 10:30 a.m. local time at the Claremont Hotel and Resort, 41 Tunnel Road, Berkeley, California for the following purposes:

  1.
  To elect three directors to hold office until the 2004 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

  2.
  To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 4, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment or postponement thereof.

                      By Order of the Board of Directors

                      Cynthia Pevehouse
                       Secretary and General Counsel

Emeryville, California
April 18, 2001

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

ASK JEEVES, INC.
5858 Horton Street, Suite 350
Emeryville, California 94608

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed proxy is solicited on behalf of the Board of Directors of Ask Jeeves, Inc., a Delaware corporation ("Ask Jeeves" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 30, 2001, at 10:30 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Claremont Hotel and Resort, 41 Tunnel Road, Berkeley, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 18, 2001 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a professional proxy solicitor. No additional compensation will be paid to directors, officers or other regular employees for such services, but the professional proxy solicitor will be paid its customary fee if it renders solicitation services.

Voting Rights and Outstanding Shares

    Only holders of record of common stock at the close of business on April 4, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 4, 2001, the Company had outstanding and entitled to vote 36,400,570 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted as either "yes" or "no" votes in determining whether a matter has been approved.

Revocability of Proxies

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices at 5858 Horton Street, Suite 350, Emeryville, California 94608, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

    The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 19, 2001. Pursuant to the Company's bylaws, a stockholder proposal or a nomination for director that is not to be included in the proxy statement and proxy at the Company's 2002 Annual Meeting of Stockholders must provide specified information to the Company between January 30, 2002 and March 1, 2002 (unless such matters are included in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended). Stockholders are also advised to review the Company's bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1
Election Of Directors

    The Company's Amended and Restated Certificate of Incorporation and bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and has qualified.

    The Board of Directors is currently composed of six members. During December 2000, each of Robert W. Wrubel and Benjamin Rosen resigned their positions as directors. In January 2001, the Board appointed James D. Kirsner to fill the vacancy created by Mr. Rosen's resignation. The Board of Directors is considering whether to recommend filling the vacancy created by Mr. Wrubel's resignation, but has not decided to do so as of the date of this Proxy Statement. There are three Class II directors whose term of office expires in 2001. Each of the nominees for Class II director is currently a director of the Company and was approved by the Company's stockholders. If elected at the Annual Meeting, each of the Class II director nominees would serve until the 2004 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management of the Company may propose. Each person nominated for election has agreed to serve if elected and management of the Company has no reason to believe that any nominee will be unable to serve.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2004 Annual Meeting

    Roger A. Strauch, age 45, has served Ask Jeeves as a director since August 1997. From August 1997 through December 2000 he served as the Chairman of the Board of Directors and currently serves as the Chairman of the Compensation Committee. Mr. Strauch was Chief Executive Officer of Ask Jeeves from April 1998 to November 1998. Mr. Strauch served as Chief Executive Officer and Chief Financial Officer of Symmetricom, Inc., a manufacturer of mixed signal integrated circuits and telecommunications hardware, from June 1998 and July 1998, respectively, until

December 1998. Since July 1997, Mr. Strauch has been Chairman of the Board of The Roda Group, a venture development firm. Mr. Strauch serves as chairman of NightFire Inc., a provider of software to communications service providers; and, is on the boards of several other technology companies, including diCarta Inc., a contract management solution provider.

    A. George (Skip) Battle, age 57, has served Ask Jeeves as a director since August 1998 and as Chief Executive Officer since December 2000. Prior to joining Ask Jeeves, Mr. Battle served Andersen Consulting in various roles including Worldwide Managing Partner, Market Development and as a member of the firm's Executive Committee, Global Management Council and Partner Income Committee. Mr. Battle retired from Andersen Consulting in June 1995. Mr. Battle is currently a member of the Boards of Directors of PeopleSoft, Inc., Barra Inc. and Fair, Isaac and Company, Inc. as well as a director of Masters Select Equity Fund, Masters Select International Fund and Masters Select Value Fund, registered investment companies

    Garrett Gruener, age 46, is a founder of Ask Jeeves and has served as a director of Ask Jeeves since June 1996 and as Chairman of the Board of Directors since December 2000. He also served as Secretary of the Company from June 1996 to August 1997. Mr. Gruener is a founding general partner of Alta Partners, a venture capital firm, which was formed in February 1996. Since September 1992, Mr. Gruener has been a general partner of Burr, Egan, Deleage & Co., a venture capital firm. Mr. Gruener is a member of the Board of Directors of Be Incorporated, CyberGold, Inc. ImageX.com, Inc., ImproveNet, Inc., and other companies.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Director Continuing in Office Until the 2002 Annual Meeting

    James D. Kirsner, age 57, was appointed as a director in January 2001 to fill the vacancy on the Board of Directors created by the resignation of Benjamin Rosen. Mr. Kirsner currently serves as the Chairman of the Audit Committee. Mr. Kirsner joined Barra, Inc., a provider of analytical models, information, software and services to investment managers worldwide, as its Chief Financial Officer in 1993 and currently serves as Vice President of Barra Ventures. He received a B.S. in economics in 1965 and a M.S. in accounting in 1966, each from the Wharton School of Business at the University of Pennsylvania. Mr. Kirsner is a member of the Board of Directors of Bank of Marin, a publicly traded banking institution.

Directors Continuing in Office Until the 2003 Annual Meeting

    Daniel J. Nova, age 39, has served as a director of Ask Jeeves since February 1999. Since August 1996, Mr. Nova has served as a general partner of Highland Capital Partners, a venture capital firm. From January 1995 to August 1996, he was a general partner of CMG@Ventures, a venture capital firm. From June 1991 to January 1995, he was a Senior Associate at Summit Partners, a venture capital firm.

    Geoffrey Y. Yang, age 42, has served as a director of Ask Jeeves since February 1999. Since August 1999, Mr. Yang has been a managing director of Redpoint Ventures. Since June 1989, Mr. Yang has been a general partner of Institutional Venture Partners, a venture capital firm. He is a director of Turnstone Systems, Inc. and TiVo, Inc. Previously, he was an associate at Institutional Venture Partners and First Century Partners.

Board Committees and Meetings

    During the fiscal year ended December 31, 2000 the Board of Directors held nine (9) meetings and acted by unanimous written consent two times. The Board of Directors has formed an Audit Committee, a Compensation Committee and a Strategic Opportunities Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board of Directors the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee operates under a written charter adopted by the Board of Directors (a copy of which is attached as Appendix A). The Audit Committee is composed of three independent, non-employee directors: Messrs. Kirsner, Nova and Yang. The Audit Committee met five (5) times during 2000.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee is composed of two non-employee directors, Messrs. Strauch and Gruener and one employee director, A. George (Skip) Battle. The Compensation Committee met four (4) times during 2000.

    The Strategic Opportunities Committee oversees market opportunities, growth, strategic options, financing needs and investment issues of the Company, and has been authorized by the Board of Directors to approve certain acquisitions by the Company. The Strategic Opportunities Committee is composed of two non-employee directors, Messrs. Nova and Yang. The Strategic Opportunities Committee did not meet during 2000.

    During the fiscal year ended December 31, 2000, each member of the Board of Directors attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

PROPOSAL 2

Ratification of Selection of Independent Auditors

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth information with respect to beneficial ownership of our common stock as of February 28, 2001:

  •
  each person or entity known by us to beneficially own more than 5% of our outstanding common stock;

  •
  each of our directors;

  •
  each of the executive officers listed in the Summary Compensation Table; and

  •
  all of our directors and executive officers as a group.

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned(1)	Percentage
CPQ Holding, Inc. 529 Bryant Street, Palo Alto CA 94301	2,636,391	7.24%
Roger A. Strauch(2)	2,036,750	5.60%
A. George (Skip) Battle(3)	291,625	*
Garrett Gruener(4)	1,799,963	4.95%
Daniel J. Nova	79,264	*
Geoffrey Y. Yang(5)	1,386,193	3.81%
James D. Kirsner(6)	1,000	*
Robert W. Wrubel(7)(8)	734,212	2.02%
George Lichter(9)	81,700	*
Jeffery Mahl	43,868	*
Frank Vaculin(10)(11)	172,898	*
All directors and executive officers as a group (15 persons)(12)	6,796,804	18.67%

*
Represents beneficial ownership of less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of February 28, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the individuals listed in the table is c/o Ask Jeeves, 5858 Horton St., Suite 350, Emeryville, California 94608. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 36,397,970 shares of common stock outstanding as of February 28, 2001.

(2)
Includes 1,861,813 shares held by the Strauch Kulhanjian Family Trust UAD December 3, 1992. Also includes 1,500 shares held by Bennos M. Kling Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Samuel J.M. Kling Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Jesse Kling Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Rebecca A. Miller Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Sarah Miller Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Julia F. Dan Educational Trust, Roger A.

  Strauch, Trustee, 1,500 shares held by Kalden Gonsar Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Fletcher Kennamer Educational Trust, Roger A. Strauch, Trustee, 1,500 shares held by Aidan Clements Educational Trust, Roger A. Strauch, Trustee, 15,000 shares held by Cooper Ogden Miller Educational Trust, Roger A. Strauch, Trustee, 48,813 shares held by Roger Strauch as Custodian under CUTMA for Alexander K. Strauch, 48,812 shares held by Roger Strauch as Custodian under CUTMA for Paul K. Strauch and 48,812 shares held by Roger Strauch as Custodian under CUTMA for Nairi S. Strauch as to which Mr. Strauch disclaims beneficial ownership.

(3)
Includes 120,000 shares issuable pursuant to options exercisable within 60 days, 22,499 shares which are subject to a right of repurchase by Ask Jeeves, 6,847 shares held by A. George Battle Custodian Emily Taylor Battle UTMA IL, 4,847 shares held by A. George Battle TTEE UA Daniel Kurt Webster Battle Trust and 2,500 shares held by Daniel Kurt Webster Battle, as to which Mr. Battle disclaims beneficial ownership.

(4)
Includes 82,183 shares held by the Amy Slater Revocable Trust, 1,150 shares held by Ms. Slater as custodian under CUTMA for Zachary A. Adams, 1,150 shares held by Ms. Slater as custodian under CUTMA for Caleb J. Adams, of which Ms. Slater disclaims beneficial ownership, 100,000 shares held in the Garrett Gruener Annuity Trust and 250 shares held by Lindsey Pitman, Garrett Gruener custodian.

(5)
Institutional Venture Partners manages Institutional Venture Partners VIII, L.P. (IVP) and IVP Institutional Investment Fund, III, LLC (IIF, and together with IVP, the "Institutional Entities"). Includes 1,365,400 shares of common stock owned by IVP and 20,793 shares of common stock owned by IIF. Geoffrey Y. Yang is a general partner of the Institutional Entities and can be deemed to be a beneficial owner of the shares held by IVP and IIF as he has shared voting and investment power in connection with his role as general partner.

(6)
Includes 1,000 shares held by Kirsner Family Trust, James D. Kirsner, Trustee.

(7)
Includes 458,245 shares issuable pursuant to options exercisable within 60 days.

(8)
Mr. Wrubel has pledged 223,529 shares as security for an outstanding loan repayment obligation to the Company.

(9)
Includes 32,083 shares issuable pursuant to options exercisable within 60 days.

(10)
Includes 44,291 shares issuable pursuant to options exercisable within 60 days.

(11)
Mr. Vaculin has pledged 52,695 shares as security for an outstanding loan repayment obligation to the Company.

(12)
Includes 22,499 shares which are subject to a right of repurchase by Ask Jeeves and 828,261 shares issuable pursuant to options exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that George Lichter and Frank Vaculin each failed to timely file on Form 4 on two occasions reflecting their sale of Ask Jeeves' common stock and A. George (Skip) Battle failed to file on Form 4 Form reflecting his receipt of options in Ask Jeeves' common stock.

EXECUTIVE COMPENSATION

Compensation of Directors

    We do not currently pay any cash compensation to our directors for their service as members of the Board of Directors. In recognition of their service to the Company, on January 10, 2001 each of Messrs. Gruener, Yang, Battle, Kirsner, Nova and Strauch received 50,000 options to purchase our common stock at an exercise price of $2.53 per share. These options will vest over a total of four years with 25% vesting on the first anniversary of the grant date, and the balance of the options vesting in equal monthly installments over the subsequent thirty-six month period.

Compensation of Executive Officers

    The following table shows for the fiscal year ended December 31, 2000, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2000.

SUMMARY COMPENSATION TABLE

							Long-Term Compensation
	Annual Compensation
Name and 2000 Principal Position					Other Annual Compensation		Securities Underlying Options	All Other Compensation
	Year	Salary	Bonus
A. George (Skip) Battle Chief Executive Officer and Director(1)	2000	$16,250	—		—		360,000	$—
George Lichter President, Ask Jeeves, Int'l	2000 1999	214,990 84,711	49,219		—		90,000 192,000	—
Jeffrey Mahl Executive Vice President of Sales	2000 1999 1998	158,738 159,092 —	790,218 — —	(3)	146,169	(4)	145,000 125,000 —	— — —
Frank A. Vaculin Executive Vice President	2000 1999 1998	218,529 165,128 —	68,125 115,468 —		22,415 4,890 —		90,000 326,000	— — —
Robert W. Wrubel Chief Executive Officer and Executive Vice President, Market Development(2)	2000 1999 1998	249,988 187,500 96,231	56,875 — 9,844		— 5,305 300		90,000 177,000 1,050,000	— — —

(1)
Mr. Battle was appointed Chief Executive Officer in December 2000.

(2)
Mr. Wrubel resigned as Chief Executive Officer in December 2000 and accepted the position of Executive Vice President, Market Development.

(3)
Represents $786,518 in commissions and $3,700 in bonus payments.

(4)
Represents exercise of disqualifying dispositions of investment stock options or exercise of nonqualifying stock options.

STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under its 1996 Equity Incentive Plan and the 1999 Equity Incentive Plan. As of December 31, 2000, options to purchase a total of 9,291,208 shares were outstanding under the Incentive Plans and options to purchase 2,948,843 shares remained available for grant thereunder.

    The following table sets forth information concerning the grant of stock options to each of the executive officers named in the Summary Compensation Table listed above during the fiscal year ended December 31, 2000.

	Individual Grants
	% of Total Options Granted to Employees In Fiscal 2000(2)			Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)
		Exercise Price Per Share	Date of Expiration
				5%	10%
A. George (Skip) Battle	360,000.06	$2.28	12/15/10	792,407	2,008,115
George Lichter	90,000.01	18.50	6/19/10	1,047,110	2,653,581
Jeffrey Mahl	145,000.02	18.50	6/19/10	1,687,010	4,275,214
Frank A. Vaculin	90,000.01	18.50	6/19/10	1,047,110	2,653,581
Robert W. Wrubel	90,000.01	18.50	6/19/10	1,047,110	2,653,581

(1)
Options granted during the fiscal year ended December 31, 2000 were granted under either the 1996 Equity Incentive Plan or the 1999 Equity Incentive Plan. Mr. Battle's options vest ratably over a period of 12 months provided that Mr. Battle remains an employee or director of Ask Jeeves. In the event Ask Jeeves experiences a change of control and there has been a constructive termination of Mr. Battle's employment or a material change in his duties or responsibilities, Mr. Battle will receive immediate vesting. Options granted to Messrs. Vaculin, Lichter, and Mahl vest over four years with 25% vesting on the first anniversary of the commencement date of such options and the remainder vest monthly over the next three years. In the event each of Mr. Vaculin, Mr. Lichter or Mr. Mahl's employment is terminated due to a change of control of Ask Jeeves, each will receive six months of vesting. Mr. Mahl resigned from his position at Ask Jeeves on March 9, 2001. Mr. Wrubel was granted options to purchase 90,000 shares at an exercise price of $18.50 on June 19, 2000. These options vest over a two-year period, with the total amount of shares vesting in June 2002. In the event Ask Jeeves experiences a change of control and Mr. Wrubel's employment is terminated without "cause" or for "good reason", Mr. Wrubel will receive immediate vesting of these options.

(2)
Based on granted options to purchase 6,327,356 shares of common stock during the period from January 1, 2000 to December 31, 2000.

(3)
Potential realizable values are computed by multiplying the number of shares of common stock subject to a given option by the closing price of $2.4375 per share on December 31, 2000, assuming that the aggregate stock value derived from that calculation compounds at the annual 5% and 10% rate shown in the table for the remainder of the ten-year term of the option and subtracting from that result the aggregate option exercise price. The 5% and 10% assumed annual rates of stock appreciation are mandated by the rules of the SEC and do not reflect our estimate or projection of future stock price growth.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth the number of shares acquired and the value realized upon the exercise of stock options during the fiscal year ended December 31, 2000 and the number of shares of common stock subject to exercisable and unexercisable stock options held as of December 31, 2000 by each of the executive officers named in the Summary Compensation Table. Also reported are values of unexercised in-the-money options, which represent the positive spread between the respective exercise prices of outstanding stock options and closing price of $2.4375 on December 31, 2000.

			Number of Securities Underlying Unexercised Options at December 31, 2000
	Number of Shares Acquired in Exercise
					Value of Unexercised in-the Money Options at December 31, 2000
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
A. George (Skip) Battle	—	$—	—	360,000	$—	—
George Lichter	—	—	37,319	125,348	—	—
Jeffrey Mahl	10,000	146,168	26,875	250,000	—	—
Frank A. Vaculin	—	—	17,207	261,355	10,793	267,172
Robert W. Wrubel	—	—	356,161	516,669	545,487	766,303

Compensation Arrangements

    A. George (Skip) Battle's employment offer letter dated December 8, 2000 with Ask Jeeves provides for an initial annual base salary of $195,000. Under the terms of the offer letter, Mr. Battle also received options to purchase 360,000 shares of common stock at an exercise price of $2.28 per share. These options vest ratably over a period of 12 months provided that Mr. Battle remains an employee or director of Ask Jeeves. Under the terms of the offer letter, in the event Ask Jeeves experiences a change of control and there has been a constructive termination of Mr. Battle's employment or a material change of his duties or responsibilities, Mr. Battle will receive immediate vesting of all options.

    In December 2000, Robert Wrubel resigned as the Company's Chief Executive Officer and accepted the position of Executive Vice President, Market Development. In connection with the change of position, Mr. Wrubel entered into a new employment agreement with Ask Jeeves. The agreement provides for an initial annual base salary of $260,000 and an increase in annual base salary to $275,000, effective January 1, 2001. As a result of Mr. Wrubel's resignation as Chief Executive Officer, the agreement grants Mr. Wrubel severance pay of $275,000, to be paid incrementally over the first five months of 2001. Provided that Mr. Wrubel continues to be employed by Ask Jeeves of May 31, 2001, the agreement also provides that all outstanding principal and interest under promissory notes executed by Mr. Wrubel on June 18, 1999 and April 13, 2000 will be ratably forgiven and all unvested stock options granted to Mr. Wrubel on or before June 19, 2000 will accelerate and become fully vested incrementally over the course of the first five months of 2001. Pursuant to the agreement, in the event Mr. Wrubel's employment is terminated "without cause" or for "good reason" before May 31, 2001, Mr. Wrubel will receive immediate vesting of all unvested options, immediate forgiveness of all principal and interest due on any outstanding loans and insurance benefits under COBRA for twelve months. In addition, in the event Mr. Wrubel's employment is terminated "without cause" after May 31, 2001, Mr. Wrubel will receive a lump sum payment equal to six months of his then current base salary plus pro-rated bonus and any other benefits Mr. Wrubel would be eligible for under any then existing Ask Jeeves executive severance policy. Mr. Wrubel was granted options to purchase 90,000 shares at an exercise price of $18.50 on June 19, 2000. The option vests over a two-year period, with the total amount of shares vesting in June 2002. Pursuant to the option agreement, in the event Ask

Jeeves experiences a change of control and Mr. Wrubel's employment is terminated without "cause" or for "good reason", Mr. Wrubel will receive immediate vesting of these options.

    Frank A. Vaculin's employment offer letter dated January 5, 1999 with Ask Jeeves provides for an initial annual base salary of $175,000 and quarterly performance bonuses based upon achievement of recognized revenues. The offer letter also provides that in the event Mr. Vaculin's employment is terminated without "cause", Mr. Vaculin will receive six months base salary and the equivalent of six months expected bonus, with total bonus and salary not to exceed $150,000. Mr. Vaculin was also granted an option to purchase 300,000 shares of common stock at an exercise price of $0.73 per share. The option vests over four years, with 75,000 shares vesting in January 2000 and 6,250 shares vesting at the end of each month thereafter. Pursuant to the terms of the offer letter, in the event Mr. Vaculin's employment is terminated due to a change of control of Ask Jeeves, in addition to any acceleration of vesting contained in his option agreement, Mr. Vaculin will receive six months of vesting of these options. On May 21, 1999, Mr. Vaculin was granted options to purchase 25,000 shares at an exercise price of $10 per share with 6,250 shares vesting in one year and the remaining options vesting ratably over the next 36 months. On April 13, 2000, Mr. Vaculin executed a full recourse promissory note to repay funds borrowed from the Company. Under the terms of the note, the principal sum of $406,440 was to be repaid on April 13, 2000 along with interest accrued at a rate of 10.4% per annum. Mr. Vaculin's repayment obligation was secured by his pledge of 137,438 shares in the Company's common stock. On November 6, 2000, the Company agreed to reduce the amount of the pledged shares to 52,695 shares. On March 14, 2001 the Company amended the note to convert the outstanding loan repayment obligation from recourse to non-recourse, extend the term of the loan until April 13, 2002, and, effective as of January 1, 2001, reduce the interest rate to five (5) percent per annum.

    Jeffrey S. Mahl's employment offer letter dated June 30, 1999 provided for an initial annual base salary of $150,000 and annual commissions based upon consumer revenues. Mr. Mahl resigned from Ask Jeeves effective March 9, 2001.

    George Lichter's employment offer letter with Ask Jeeves dated May 19, 1999 and revised in January 2001 provides for an annual base salary of $275,000. In May 1999, Mr. Lichter was also granted options to purchase 100,000 shares of common stock at an exercise price of $10.00 per share. On October 1, 1999, Mr. Lichter was granted options to purchase 91,667 shares at an exercise price of $32.94 per share with 22,916 shares vesting in one year and the remaining options vesting ratably over the next 36 months. These options vest over four years, with 25,000 shares vesting in May 2000 and 2,083 shares vesting at the end of each month thereafter. Pursuant to his offer letter, in the event of a change of control of Ask Jeeves, Mr. Lichter will receive six months of vesting of these options. The employment offer letter also provides that, in the event Mr. Lichter's employment is terminated "without cause", Mr. Lichter will receive six months base salary and six months of vesting of these options. In addition, Mr. Lichter was granted options to purchase 90,000 shares at an exercise price of $18.50 on June 19, 2000. These options vest over a two-year period, with the total amount of shares vesting in June 2002. Pursuant to the option agreement, in the event Ask Jeeves experiences a change of control and Mr. Lichter's employment is terminated without "cause" or for "good reason", Mr. Lichter will receive immediate vesting of these options. As part of an incentive agreement that was approved by the Board in December 2000 and signed by the parties on January 2, 2001, Mr. Lichter was granted options to purchase 250,000 shares of the Company's stock pursuant to its 1999 Equity Participation Plan at an exercise price of $1.625. These options vest on the following schedule: fifty percent (50%) of the options shall vest on July 2, 2001 and the remaining options shall vest ratably over the next eighteen (18) months of Mr. Lichter's employment with the Company. In addition, under the terms of the same Incentive Agreement and subject to the approval of the individual joint venture partners, the Company is obligated to transfer to Mr. Lichter an equity participation interest equal to 0.95% in each of the following three existing joint ventures: Ask Jeeves UK, Ask Jeeves en Espanol (comprised of a holding company and a Delaware L.L.C.) and Ask Jeeves Japan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

Compensation Committee Report(1)

    The Compensation Committee of the Board of Directors ("Committee") is composed of Messrs. Strauch, Mr. Gruener and Mr. Battle. Mr. Battle is currently serving as the Company's Chief Executive Officer. The Committee is responsible for establishing the Company's compensation program for all employees, including executives. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

Compensation Philosophy

    The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

  •
  The Company pays competitively with companies in the Internet and technology industry with which the Company competes for talent. To ensure that pay is competitive, the Company regularly compares its pay practices with these companies and sets it pay parameters based on this review.

  •
  The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  •
  The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

    Base Salary.  The salary compensation for the Company's employees, including executive officers, is based upon the compensation of employees in similar positions in similar companies in the industry. Salary adjustments for 2000 were based on each individual employee's performance. In establishing base salaries for the executive officers other than the Chief Executive Officer, the Committee thoroughly reviewed the progress of the projects headed by each such officer and such officer's contribution to the Company. In addition, the Committee relied on market survey information. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

    Annual Incentive.  At the start of each year, the Committee reviews and approves the annual performance objectives for the Company and individual officers. The Company objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's fundamental long-term goal of building stockholder value. In 2000, the Company also offered to certain officers and employees the option to receive stock options to purchase the common stock of the Company in lieu of a cash bonus.

    Long-Term Incentives.  The Company's long-term incentive program consists of the 1996 Equity Incentive Plan, the 1999 Equity Incentive Plan, as amended and restated, and the 1999 Employee Stock Purchase Plan.

    The 1999 Equity Incentive Plan utilizes vesting periods (generally four years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company's common stock appreciates over the long-term. The size of option grants is determined based on competitive practices in the Internet and technology industries and the Company's philosophy of significantly linking executive compensation with stockholder interests. In 2000, the Committee granted to executives stock options that will vest over a four-year period. Such grants were intended to provide incentive to successfully develop and expand the Company beyond early stage of development and to maximize stockholder value over the next several years. The Committee believes this approach creates an appropriate focus on longer term objectives and promotes executive retention.

    The 1999 Employee Stock Purchase Plan is intended to provide a means by which the Company's employees and designated affiliates may purchase common stock of the Company through payroll deductions. The plan is implemented by offerings of rights to eligible employees. Unless otherwise determined by the Board of Directors, common stock is purchased for accounts of employees participating in the plan at a price per share equal to the lower of (1) 85% of the fair market value of a share of common stock on the date of commencement of participation in the offering or (2) 85% of the fair market value of a share of common stock on the date of purchase. Generally, all regular employees, including executive officers, who work at least 20 hours per week and are customarily employed by the Company or by an affiliate of the Company for at least five months per calendar year may participate in the plan and may authorize payroll deductions of up to 15% of their base compensation for the purchase of stock under the plan. Such purchases of the Company's common stock were intended to provide incentive to maximize longer-term stockholder value. The Compensation Committee believes this approach creates an appropriate focus on longer-term objectives and promotes employee retention.

Corporate Performance and Chief Executive Officer Compensation

    Fiscal year 2000 ushered in a challenging new business environment, and Ask Jeeves responded to the shifting market dynamics by introducing organizational changes intended to make Ask Jeeves a stronger company and optimize long-term shareholder value. In 2000, Ask Jeeves refined its core product offerings and sales strategies; implemented a more rigorous financial planning and management performance program; and along with joint venture partners began to expand the Jeeves brand into a number of foreign markets. Ask Jeeves ended fiscal year 2000 with revenues of approximately $96 million, a 334 percent increase over fiscal 1999.

    In December 2000, in an effort to streamline operations, increase revenues, reduce costs and bring staffing in line with current and anticipated requirements, the Company announced an internal realignment of its business organization. As a result of our business realignment, Ask Jeeves' then Chief Executive Officer, Robert Wrubel, resigned from that position to assume the role of Executive Vice President of Market Development. A. George (Skip) Battle, a member of our Board of Directors, has been appointed Chief Executive Officer.

    Mr. Battle's employment offer letter dated December 8, 2000 with Ask Jeeves provides for an initial annual base salary of $195,000. Mr. Battle was also granted an option to purchase 360,000 shares of common stock at an exercise price of $2.28 per share. The options vest ratably over one year provided that Mr. Battle is an employee or director of Ask Jeeves. Under the terms of the offer letter, in the event Ask Jeeves experiences a change of control and there has been a constructive termination of Mr. Battle's employment or a material change in his duties or responsibilities, Mr. Battle will receive immediate vesting of all options.

    In December 2000, Robert Wrubel entered into a new Employment Agreement with Ask Jeeves. This Agreement provides for an initial annual base salary of $260,000 and a raise in annual base salary to $275,000, effective January 1, 2001. As a result of Mr. Wrubel's resignation as Chief Executive Officer, the Agreement grants Mr. Wrubel severance pay of $275,000, to be paid incrementally over the first five months of 2001. Provided that Mr. Wrubel continues to be employed by Ask Jeeves of May 31, 2001, the Agreement also provides that all outstanding principal and interest under promissory notes executed by Mr. Wrubel on June 18, 1999 and April 13, 2000 will be ratably forgiven and all unvested stock options granted to Mr. Wrubel on or before June 19, 2000 will accelerate and become fully vested incrementally over the course of the first five months of 2001. Pursuant to the Agreement, in the event Mr. Wrubel's employment is terminated "without cause" or for "good reason" before May 31, 2001, Mr. Wrubel will receive immediate vesting of all unvested options, immediate forgiveness of all principal and interest due on any outstanding loans and insurance benefits under COBRA for twelve months. In addition, in the event Mr. Wrubel's employment is terminated "without cause" after May 31, 2001, Mr. Wrubel will receive a lump sum payment equal to six months of his then current base salary plus pro-rated bonus and any other benefits Mr. Wrubel would be eligible for under any then existing Ask Jeeves executive severance policy. Mr. Wrubel was granted options to purchase 90,000 shares at an exercise price of $18.50 on June 19, 2000. The options vest over a two year period, with the total amount of shares vesting in June 2002. Pursuant to the option agreement, in the event Ask Jeeves experiences a change of control and Mr. Wrubel's employment is terminated without "cause" or for "good reason", Mr. Wrubel will receive immediate vesting of these options.

Certain Tax Considerations

    Section 162(m) of the Internal Revenue Code, as amended (the "Code") limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted only if it is "performance- based compensation" within the meaning of the Code.

    The Compensation Committee has determined that the stock options granted under the 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan with an exercise price of at least fair market value of the Company's common stock on the date of grant should be treated as "performance-based compensation".

Conclusion

    Through the plans described above, a significant portion of the Company's compensation program is contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                      COMPENSATION COMMITTEE
                      Roger A. Strauch, Chairman
                      A. George (Skip) Battle
                      Garrett Gruener

Compensation Committee Interlocks and Insider Participation

    As noted above, the compensation committee of the Board of Directors consists of Messrs. Strauch, Battle and Gruener. Mr. Battle has been serving as Chief Executive Officer since December 2000. Mr. Strauch was Chief Executive Officer of the Company from April 1998 to November 1998. Mr. Gruener was Secretary of the Company from June 1996 to August 1997 and is married to Amy Slater, who served as General Counsel and Secretary of the Company until March 2000.

    During the year 2000, none of our executive officers served as members of the Board of Directors or Compensation Committee of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee.

    See "Certain Relationships and Related Transactions" for information regarding transactions with members of the Compensation Committee.

AUDIT COMMITTEE REPORT

    The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

    The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, included in the Company's Annual Report on Form 10-K for that year.

    The audit committee has reviewed and discussed these audited financial statements with management of the Company.

    The audit committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

    The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from the Company.

    Based on the review and discussions referred to above in this report, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                      Submitted by the Audit Committee
                      of the Board of Directors:

                      James D. Kirsner
                      Daniel Nova
                      Geoffrey Yang

AUDITING

Auditors

    The Board of Directors has selected Ernst and Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Ernst and Young LLP has audited the Company's financial statements since 1998. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees

    Ernst & Young LLP billed the Company $211,000 in aggregate fees for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's quarterly reports filed on Form 10-Q for 2000.

All Other Fees

    Fees billed to the Company by Ernst & Young LLP during fiscal year 2000 for all non-audit related services rendered to the Company, including income tax consulting and compliance, business acquisition and accounting consultations, assistance with SEC registration statements and other consulting totaled $768,000.

    The Company did not engage Ernst & Young LLP to provide any information system design and implementation services during fiscal year 2000.

Auditor Independence

    The Audit Committee of the Board of Directors has considered whether the provision of the services for which fees were billed in fiscal 2000 as described under "All Other Fees" were compatible with maintaining Ernst & Young's independence.

Performance Measurement Comparison(1)

    The following graph shows the total stockholder return of an investment of $100 in cash on July 1, 2000 for (i) the Company's common stock, (ii) the Nasdaq Stock Market (U.S.), and (iii) the Chase H&Q Internet 100 Index. All values assume reinvestment of the full amount of all dividends:

COMPARISON OF 6 MONTH CUMULATIVE TOTAL RETURN*
AMONG ASK JEEVES, INC. THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE CHASE H&Q INTERNET 100 INDEX

Cumulative Total Return

Dates	Ask Jeeves, Inc.	JPMorgan H&Q Internet	Nasdaq Stock Market—U.S.
Jul-99	$100.00	$100.00	$100.00
Jul-99	67.76	87.62	97.43
Aug-99	47.93	92.25	101.55
Sep-99	53.13	102.12	101.69
Oct-99	118.96	112.91	109.84
Nov-99	192.88	142.30	123.21
Dec-99	173.92	197.67	150.30
Jan-00	147.06	185.34	144.72
Feb-00	123.87	235.63	172.22
Mar-00	94.13	206.47	168.68
Apr-00	46.78	155.60	141.88
May-00	30.80	130.91	124.76
Jun-00	27.82	153.17	146.66
Jul-00	27.91	143.61	138.71
Aug-00	46.97	166.61	155.10
Sep-00	29.55	147.35	134.94
Oct-00	20.02	124.84	123.81
Nov-00	13.76	83.25	95.46
Dec-00	3.75	76.06	90.43

*
$100 invested on 7/1/00 in stock or index including reinvestment of dividends during fiscal year ending December 31, 2000.

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)
Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph on page 30 shall not be incorporated by reference into any such filings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    We have made various loans to our current and former executive officers as follow:

Name	Principal Amount of Loan	Date of Loan	Maturity Date	Interest Rate		Amount Outstanding as of March 31, 2001
Robert W. Wrubel(1)	$1,111,701 100,000 100,000	4/13/00 6/18/99 6/18/99	4/13/01 4/13/01 4/13/01	10.4 7.5 7.5	% % %	$391,508 Consolidated with 4/13/00 loan balance Consolidated with 4/13/00 loan balance
Enrique Salem(2)	1,000,000	2/29/00	5/22/02	8.25%		237,520
George Lichter	200,000 100,000 75,000	4/13/00 6/23/99 *	4/13/01 11/30/00 *	10.4 7.5 *	% %	200,000 100,000 75,000
Frank Vaculin(3)	406,440	4/13/00	4/13/02	10.4%		406,440
Steven J. Sordello	200,000	3/15/01	12/31/01	*		200,000
Thomas Low(4)	250,000	4/13/00	7/13/01	10.4%		192,220
Christine M. Davis(5)	78,000	4/27/00	4/26/02	10.4%		78,000

(1)
Under the terms of the two promissory notes executed on June 18, 1999, the aggregate principal sum of $200,000 was to be repaid as of June 18, 2000 along with accrued interest at a rate of 7.5% per annum. The June 18, 1999 notes were secured by Mr. Wrubel's pledge of 315,170,438 shares of the Company's common stock. Under the terms of the promissory note executed on April 13, 2000, the principal sum of $1,111,701 was to be repaid on April 13, 2001 along with accrued interest at a rate of 10.4% per annum. Mr. Wrubel's repayment obligation under the April 13, 2000 Note was also secured by his June 18, 1999, stock pledge. On December 6, 2000, the Company entered into a new employment agreement with Mr. Wrubel that provides that all outstanding principal and interest under the promissory notes executed on June 18, 1999 and April 13, 2000 will be ratably forgiven over the course of the first five months of 2001 contingent upon Mr. Wrubel's continued employment with Ask Jeeves until May 31, 2001.

(2)
Mr. Salem's repayment obligation was credited by $762,480 in January 2001 by Mr. Salem's tender of his options in the Company's common stock at a value guaranteed by the Company. The balance of the debt is secured by Mr. Salem's personal residence.

(3)
Under the terms of the promissory note executed April 13, 2000, the principal sum was to be repaid on April 13, 2001 along with accrued interest. Mr. Vaculin's repayment obligation was secured by his pledge of 137,000 shares of the Company's common stock. On November 6, 2000, the Company agreed to reduce the amount of the pledged shares to 52,695 shares. On March 14, 2001 the Company amended the note to convert the outstanding loan repayment obligation from recourse to non-recourse, extend the term of the loan until April 13, 2002, and, effective as of January 1, 2001, reduce the interest rate to five percent (5%) per annum.

(4)
Secured by personal investment account.

(5)
The annual interest rate on Ms. Davis' outstanding loan balance was reduced to five percent (5%) per annum effective January 1, 2001.

Interested Director Transactions

    A member of our Board of Directors, Roger Strauch, is also a director of diCarta, Inc. and Tightlink, Corp. In June 2000, the Company entered into an agreement to license software and purchase services from diCarta, Inc. and, under the terms of the agreement, the Company will pay diCarta approximately $193,000. In January 2001, the Company entered into an agreement to license software and purchase services from Tightlink, Corp. Under the terms of the agreement, the Company prepaid fees in the amount of $85,000.

    The Company, through its wholly owned subsidiaries, Ask Jeeves International, Inc. and Ask Jeeves (Jersey), Ltd., holds a fifty percent (50%) interest in the Ask Jeeves UK Partnership (AJUK), a partnership between Ask Jeeves Jersey and Carlton and Granada Internet Ltd. George Lichter, the President of Ask Jeeves International, currently serves as a director and chief executive officer of AJUK. In June 2000, the Company entered into an agreement for the licensing of certain technology to AJUK. Under the terms of the Agreement, Ask Jeeves will receive a structured minimum license fee of approximately $30 million.

    The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Board of Directors has established a policy that requires all transactions between the Company and its officers, directors and principal shareholders and their affiliates must be approved by a majority of the disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      Cynthia Pevehouse
                       Secretary and General Counsel

April 18, 2001

    A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000 is available without charge upon written request to: Corporate Secretary, Ask Jeeves, Inc., 5858 Horton Street, Suite 350, Emeryville, California 94608.

Appendix A

Ask Jeeves, Inc.

Ask Jeeves, Inc.
Audit Committee Charter

PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to Shareholders related to corporate accounting, financial reporting practices, quality and integrity of financial reports. Key components of fulfilling this charge include:

  A.
  Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, Senior Management and the independent auditors;

  B.
  Considering and reviewing with the independent auditors, the integrity of the Corporation's financial reporting process and system of internal controls; and,

  C.
  Reviewing and assessing the services performed by independent auditors.

ORGANIZATION/COMPOSITION

    The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined by the applicable rules of the Securities and Exchange Commission and the NASDAQ. All members of the Committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

MEETINGS

    The Committee will meet at least three times annually. Additional meetings may occur more frequently as circumstances dictate. The Committee members will have sole discretion in determining the meeting attendees and agenda.

RESPONSIBILITIES AND DUTIES

    The Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements.

    The Audit Committee will fulfill its duties and responsibilities as follows:

A.
General

1.
Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibilities, process, membership, etc.

2.
The charter will be reviewed as necessary, but at least annually.

3.
Maintain minutes or other records of meetings and activities.

4.
Report Committee actions to the Board with such recommendations, as the Committee may deem appropriate.

5.
As part of executing the responsibility to foster open communication, the Committee will meet in separate executive sessions without members of senior management present with the independent auditors to discuss matters that the Committee or independent auditors believe should be discussed privately.

A-1

B.
External/Independent Auditors

1.
Recommend to the Board the selection of the independent auditors, considering independence and effectiveness. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board the Audit Committee, as representatives of the company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee will ensure a formal statement delineating all relationships between the accountant and the Company is received from the outside auditors. The Committee will discuss with the independent auditors all significant relationships the auditors have with the corporation to determine the auditors' independence.

2.
Consult with independent auditors out of management's presence about internal controls and the fullness/accuracy of the financial statements.

3.
Meet with the independent auditors and financial management of the company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent auditors inform the Audit Committee of any significant changes in the independent accountant's original audit plan and that the outside auditors conduct a SAS 71 Interim Financial Review prior to the Company's filing of each quarterly report to shareholders (Form 10-Q).

C.
Financial Statements/Internal Controls

1.
Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

2.
Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for purposes of this review.

3.
Make inquiries of management and external auditors concerning the adequacy of the Company's system of internal controls.

4.
Advise financial management and the independent auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

5.
Advise financial management and the independent auditors to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company.

A-2

DETACH HERE

PROXY

ASK JEEVES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2001

   The undersigned hereby appoints A. George (Skip) Battle and Cynthia Pevehuse and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ask Jeeves, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ask Jeeves, Inc. to be held at The Claremont Resort & Spa, 41 Tunnel Road, Berkeley, California 94705 on Thursday, May 30, 2001 at 10:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF
ALL NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2,
AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.
IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

/x/	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" EACH NAMED NOMINEE.

1.	To elect three directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified.			2.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.	FOR / /	AGAINST / /	ABSTAIN / /
	Nominees: (01) A. George (Skip) Battle, (02) Garrett Gruener, and (03) Roger A. Strauch.				To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
	FOR ALL NOMINEES	/ / / /	WITHHELD FROM ALL NOMINEES	MARK HERE IF YOU PLAN TO ATTEND THE MEETING			/ /

/ /	(INSTRUCTION: To withhold authority to vote for any nominee write such nominee's name above.)			MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW			/ /

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.
Signature:	Date:	Signature:	Date:

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 Election Of Directors
PROPOSAL 2 Ratification of Selection of Independent Auditors
EXECUTIVE COMPENSATION
STOCK OPTION GRANTS AND EXERCISES
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDITING
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
Appendix A
Ask Jeeves, Inc. Audit Committee Charter